UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

MAPLEBEAR INC.

(Exact name of registrant as specified in its charter)
Delaware	001-41805	46-0723335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Beale Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices) (Zip code)
(888) 246-7822
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CART	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 11, 2025, the Board of Directors (the “Board”) of Maplebear Inc. (the “Company”), upon recommendation of the Nominating and Corporate Governance Committee of the Board, expanded the size of the Board to ten directors and appointed Josh Silverman as a Class I director, in each case, effective August 15, 2025 (the “Effective Date”). The term of Mr. Silverman’s directorship will expire at the Company’s 2027 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal.
There is no arrangement or understanding between Mr. Silverman and the Company or any other person pursuant to which Mr. Silverman was elected as a director. Additionally, there are no transactions involving the Company and Mr. Silverman that the Company would be required to report pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”).
For his service on the Board, Mr. Silverman will be compensated pursuant to the Company’s non-employee director compensation policy, a copy of which is attached as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed with the Commission on February 28, 2025 (File No. 001-41805). Mr. Silverman has entered into the Company’s standard form of indemnification agreement, the form of which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Commission on August 25, 2023 (File No. 333-274213).
In addition, (i) Chris Rogers’s appointment as the Company’s Chief Executive Officer and President and as a Class II director of the Board and (ii) Fidji Simo’s resignation as the Company’s Chief Executive Officer and President, each as previously disclosed in the Company’s Current Report on Form 8-K filed with the Commission on May 28, 2025 (File No. 001-41805), became effective on the Effective Date. As also previously disclosed, Ms. Simo is continuing to serve as Chair of the Board following the Effective Date.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing Mr. Silverman’s appointment as a Class I director of the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 15, 2025.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maplebear Inc.

Date: August 15, 2025	By:	/s/ Emily Reuter
Emily Reuter
Chief Financial Officer